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                                                                   EXHIBIT 23.03


                        CONSENT OF INDEPENDENT AUDITORS


     We consent to the use of our report dated April 12, 1999, with respect to the financial statements of SpringStreet, Inc. incorporated by reference in this Registration Statement (Form S-8 No. 333-_______)



                                                       /s/ Ernst & Young LLP


San Francisco, California
July 30, 1999